UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2012

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

Annual Report

Roosevelt Strategic Income Fund

November 30, 2012

Investment Adviser

The Roosevelt Investment Group, Inc.
317 Madison Avenue
Suite 1004
New York, New York 10017

Phone: 800-829-4337

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	15

STATEMENT OF OPERATIONS	16

STATEMENT OF CHANGES IN NET ASSETS	17

FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	19

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	27

NOTICE OF PRIVACY POLICY & PRACTICES	28

ADDITIONAL INFORMATION	29

Dear Shareholder:

Fund Performance

For the year ended November 30, 2012, the Roosevelt Strategic Income Fund returned 6.11%, net of Fund expenses. For comparison purposes, the Barclays Capital U.S. Universal Bond Index returned 6.75% for the same period. Since credit spread products were favored throughout the year and the Fund was over-allocated in investment grade and non-investment grade corporate bonds and under-allocated in U.S. Government issues, which dominate the benchmark’s composition, there was a relative performance enhancement for the Fund’s investors. More risky credit spreads especially narrowed over this investment period, benefitting the Fund’s portfolio to the extent investments were maintained in sub-investment grade rated securities, preferred stocks and non-U.S. Government obligations compared to lower yielding and U.S. Treasury issues.

Market Overview

U.S. interest rates were relatively stable the past twelve months reflecting two key factors: persistent uncertainties stemming from economic headwinds to renewed global growth; and an aggressive continuation of accommodative monetary policy from the Federal Reserve Board as well as many central banks around the world. U.S. Treasury ten-year notes traded in a tight range during the past year from 1.40% to 2.35%, but most of the trading took place between 1.60% and 2.00%. With the Federal Reserve Board’s announcements of its intent to maintain short-term rates at near zero for extended periods of time and then to purchase longer maturity securities directly from the market, the Treasury yield curve has flattened 0.30% - 0.45% along five to thirty year maturities. While domestic economic conditions have shown signs of steady improvement, especially in the housing sector, the Eurozone fiscal crisis continues to weigh down on global growth projections, and a quick and/or forceful change of Federal Reserve policy; and therefore, domestic interest rate levels, appear likely to remain distant.

Factors Affecting Performance

Under the influence of a weak economic recovery and associated continuance of an aggressive monetary policy, U.S. corporate markets rallied substantially this fiscal year. Indeed, investors were rewarded over this time proportionately for assuming various forms of risks. The corporate sector outperformed the Government-related sector. High yield outperformed investment grade, longer duration investments outperformed shorter duration investments and all key U.S. sectors dramatically outperformed the U.S. Treasury market. The Fund’s focus on investments in the BBB and BB- rated corporate sector, as well as strategic placements in sovereign and convertible opportunities, proved timely and productive.

Current Strategy

We believe that investments in corporate debt will, over the near-term, continue to provide attractive returns relative to comparable Government-backed and Treasury investments. The extent of this enhanced performance may be restricted, however, to the yield advantage of spread products more than robust credit spreads tightening. As a result, next year’s performance may be less tied to proper sector rotation into higher-yielding spread products and more a function of higher initial coupon yields and yield curve positioning. Individual investment selection within the most attractive sectors may also prove to be the most significant challenge facing the Fund’s management over the next market horizon.

Even though Federal Reserve Board policymakers have publically stated their current intentions to hold short-term rates near zero, until such time as either the unemployment rate falls below 6.5% or inflation rises above 2.5% annually, we believe prudence is warranted towards constructing an investment mix best suited to meeting the Fund’s stated goals and objectives. Low historical market yields across credit sectors and high dollar prices may not provide a satisfactory level of principal protection from various possible shocks. Every attempt will be made to enhance the portfolio’s overall yield and income characteristics, but defensive policies will be kept readied for implementation if and when circumstances so warrant.

We appreciate the trust you have placed with us and pledge to work hard to produce superior returns while controlling the evolving investment risks.

Sincerely,

Arthur Sheer
Portfolio Manager

Past performance is not a guarantee of future results.

Opinions expressed are those of Roosevelt Investment Group, Inc. and are subject to change, not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.  International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. There is no guarantee that the Fund will meet its objective. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund may use derivatives, which could cause the risk of losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments section in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Barclays Capital U.S. Treasury Index is an unmanaged index of public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The Barclays Capital U.S. Treasury Intermediate Index includes all publicly issued, U.S. Treasury Securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Intermediate Corporate Index includes dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institution issuers with a duration of 1-10 years.

The Barclays Capital Intermediate U.S. High Yield Index covers the universe of fixed-rate, non-investment-grade debt.

One cannot invest directly in an index.

This material must be preceded or accompanied by a prospectus.

The Roosevelt Strategic Income Fund is distributed by Quasar Distributors, LLC.

This shareholder letter is unaudited.

ROOSEVELT STRATEGIC INCOME FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/12 – 11/30/12).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you

ROOSEVELT STRATEGIC INCOME FUND
Expense Example (Continued)
(Unaudited)

determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/12	11/30/12	6/1/12 – 11/30/12*
Actual	$1,000.00	$1,036.70	$5.04
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.00

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

ROOSEVELT STRATEGIC INCOME FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek total return – income generation with capital appreciation, while managing downside risk.  To achieve its investment objective, the Fund invests in a broad range of income-producing investments throughout the world, primarily through investments in fixed income obligations of any duration or maturity that are issued by U.S. and foreign companies, the U.S. government and its agencies, and foreign sovereign issuers.  The Fund’s investments in fixed income securities may include securities of any rating or quality, including securities that have been rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds.”  The Fund’s investments in foreign securities may include securities of issuers located in emerging markets.  The Fund may invest in securities denominated in U.S. dollars or foreign currencies, and may enter into forward currency contracts in anticipation of changes in currency exchange rates.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Average Annual Returns as of November 30, 2012

	Roosevelt Strategic	Barclays Capital
	Income Fund	U.S. Universal Index
One Year	6.11%	6.75%
Since Inception (8/31/11)	4.02%	5.84%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-829-4337.

ROOSEVELT STRATEGIC INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

One cannot invest directly in an index.

Growth of $25,000 Investment

*	Inception Date

ROOSEVELT STRATEGIC INCOME FUND

Schedule of Investments

November 30, 2012

	Principal
	Amount	Value
CONVERTIBLE BONDS – 3.32%

Health and Personal Care Stores – 1.30%
Omnicare, Inc.
3.250%, 12/15/2035	$400,000	$400,750

Securities and Commodity Contracts
Intermediation and Brokerage – 1.08%
Knight Capital Group, Inc.
3.500%, 03/15/2015	337,000	330,260

Wireless Telecommunications
Carriers (except Satellite) – 0.94%
Clearwire Communications LLC
8.250%, 12/01/2040	300,000	289,500

TOTAL CONVERTIBLE BONDS
(Cost $968,755)		1,020,510

CORPORATE BONDS – 66.28%

Aerospace Product and Parts Manufacturing – 2.88%
Textron, Inc.
5.600%, 12/01/2017	800,000	884,850

Animal Slaughtering and Processing – 3.50%
Smithfield Foods, Inc.
7.750%, 07/01/2017	940,000	1,073,950

Automotive Equipment Rental and Leasing – 2.12%
Hertz Corp.
6.750%, 04/15/2019	600,000	651,000

Depository Credit Intermediation – 4.67%
Citigroup, Inc.
8.125%, 07/15/2039	320,000	485,101
PNC Financial Services Group, Inc.
6.750%, 11/01/2049 (a)	840,000	948,618
		1,433,719

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Schedule of Investments (Continued)

November 30, 2012

	Principal
	Amount	Value
Electric Power Generation,
Transmission and Distribution – 7.59%
AES Corp.
7.750%, 03/01/2014	$960,000	$1,030,800
NRG Energy, Inc.
8.250%, 09/01/2020	1,165,000	1,298,975
		2,329,775
Management of Companies and Enterprises – 3.33%
Leucadia National Corp.
8.125%, 09/15/2015	900,000	1,021,500

Motor Vehicle Body and Trailer Manufacturing – 3.73%
Ford Motor Co.
7.450%, 07/16/2031	910,000	1,146,600

Motor Vehicle Parts Manufacturing – 3.48%
American Axle & Manufacturing, Inc.
7.875%, 03/01/2017	1,030,000	1,068,625

Nondepository Credit Intermediation – 6.72%
General Electric Capital Corp.
5.875%, 01/14/2038	980,000	1,192,371
SLM Corp.
6.250%, 01/25/2016	800,000	872,000
		2,064,371
Nonresidential Building Construction – 3.03%
Beazer Homes USA, Inc.
9.125%, 06/15/2018	900,000	931,500

Oil and Gas Extraction – 3.09%
Pioneer National Resources Co.
6.650%, 03/15/2017	800,000	948,938

Other Miscellaneous Store Retailers – 1.95%
JC Penney Corp., Inc.
5.650%, 06/01/2020	707,000	597,415

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Schedule of Investments (Continued)

November 30, 2012

	Principal
	Amount	Value
Other Telecommunications – 4.55%
Crown Castle International Corp.
9.000%, 01/15/2015	$1,310,000	$1,396,788

Petroleum and Coal Products Manufacturing – 3.27%
Owens Corning
6.500%, 12/01/2016	887,000	1,003,676

Printing and Related Support Activities – 3.27%
RR Donnelley & Sons Co.
6.625%, 04/15/2029	1,150,000	1,003,375

Pulp, Paper, and Paperboard Mills – 0.66%
Willamette Industries, Inc.
7.350%, 07/01/2026	167,000	201,985

Securities and Commodity Contracts
Intermediation and Brokerage – 2.33%
Jefferies Group, Inc.
5.500%, 03/15/2016	670,000	716,900

Spectator Sports – 2.29%
Penn National Gaming, Inc.
8.750%, 08/15/2019	615,000	704,944

Traveler Accommodation – 2.82%
MGM Resorts International
5.875%, 02/27/2014	830,000	867,350

Wired Telecommunications Carriers – 1.00%
Windstream Corp.
7.000%, 03/15/2019	300,000	306,750

TOTAL CORPORATE BONDS
(Cost $18,861,429)		20,354,011

FOREIGN CORPORATE BONDS – 9.77%
Royal Caribbean Cruises Ltd.
6.875%, 12/01/2013	380,000	399,000
7.500%, 10/15/2027	715,000	804,375
		1,203,375

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Schedule of Investments (Continued)

November 30, 2012

	Principal
	Amount	Value
FOREIGN CORPORATE BONDS – 9.77% (Continued)
Transocean, Inc.
5.250%, 03/15/2013	$650,000	$657,522
XL Group PLC
6.500%, 12/29/2049 (a)	1,250,000	1,138,750
TOTAL FOREIGN CORPORATE BONDS
(Cost $2,868,656)		2,999,647

U.S. TREASURY OBLIGATIONS – 8.94%

U.S. Treasury Notes – 6.50%
3.000%, 08/31/2016	900,000	985,852
3.625%, 08/15/2019	860,000	1,009,895
		1,995,747

U.S. Treasury Strip – 2.44%
0.000%, 02/15/2037 (b)	1,475,000	748,375
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,766,131)		2,744,122

FOREIGN GOVERNMENT BOND – 2.51%
Canadian Government Bond
4.000%, 06/01/2016	700,000	772,364
TOTAL FOREIGN GOVERNMENT BOND
(Cost $774,815)		772,364

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value
EXCHANGE-TRADED FUNDS – 5.64%
iShares JPMorgan USD Emerging Markets Bond Fund	8,000	$981,760
Market Vectors High Yield Municipal Index ETF	22,391	751,442
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,695,582)		1,733,202

SHORT-TERM INVESTMENTS – 1.69%
Fidelity Institutional Money Market Portfolio, 0.14% (a)	517,647	517,647

TOTAL SHORT-TERM INVESTMENTS
(Cost $517,647)		517,647
TOTAL INVESTMENTS – 98.15%
(Cost $28,453,015)		30,141,503
Other Assets in Excess of Liabilities – 1.85%		568,847
TOTAL NET ASSETS – 100.00%		$30,710,350

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2012.
(b)	Represents a principal-only security that entitles holders to receive only principal payments on the underlying mortgages.

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Statement of Assets and Liabilities

November 30, 2012

Assets
Investments, at value (cost $28,453,015)	$30,141,503
Dividends and interest receivable(1)	524,257
Receivable for Fund shares sold	79,925
Other assets	2,855
Total Assets	30,748,540

Liabilities
Payable to affiliates	10,079
Payable to Adviser	4,096
Accrued expenses and other liabilities	24,015
Total Liabilities	38,190

Net Assets	$30,710,350

Net Assets Consist Of:
Paid-in capital	$30,159,718
Accumulated undistributed net investment income	45,606
Accumulated net realized loss on investments	(1,183,071)
Net unrealized appreciation (depreciation) on:
Investments	1,696,380
Foreign currency translation	(8,283)
Net Assets	$30,710,350

Institutional Class Shares
Net Assets	30,710,350
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,011,879
Net asset value, redemption price and offering price per share	$10.20

(1)	Net of $2,076 for withholding tax payable on interest.

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Statement of Operations

For the Year Ended November 30, 2012

Investment Income
Interest income(1)	$1,391,208
Dividend income	59,716
Total Investment Income	1,450,924

Expenses
Advisory fees	201,318
Administration and accounting fees	79,403
Transfer agent fees and expenses	22,068
Audit and tax fees	19,841
Legal fees	17,240
Custody fees	16,870
Federal and state registration fees	13,115
Chief Compliance Officer fees and expenses	9,990
Trustees’ fees and related expenses	5,766
Reports to shareholders	3,495
Other expenses	4,461
Total Expenses	393,567
Less waivers and reimbursement by Adviser (Note 4)	(61,392)
Net Expenses	332,175

Net Investment Income	1,118,749

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Translation
Net realized loss on:
Investments	(1,176,880)
Foreign currency translation	(138,721)
Change in net unrealized appreciation on:
Investments	2,012,835
Foreign currency translation	109,715

Net Realized and Unrealized Gain on Investments
and Foreign Currency Translation	806,949
Net Increase in Net Assets from Operations	$1,925,698

(1)	Net of $11,537 for withholding taxes on interest.

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	November 30, 2012	November 30, 2011(1)
From Operations
Net investment income	$1,118,749	$79,421
Net realized loss on:
Investments	(1,176,880)	(6,191)
Foreign currency translation	(138,721)	(26,690)
Change in net unrealized appreciation
(depreciation) on:
Investments	2,012,835	(316,455)
Foreign currency translation	109,715	(117,998)
Net increase (decrease) in net assets
from operations	1,925,698	(387,913)

From Distributions
Net investment income –
Institutional Class	(987,153)	—
Net decrease in net assets resulting
from distributions paid	(987,153)	—

From Capital Share Transactions
Proceeds from shares sold –
Institutional Class	1,955,927	39,699,483
Shares issued in reinvestment of
distributions declared –
Institutional Class	987,153	—
Payments for shares redeemed –
Institutional Class	(8,073,235)	(4,409,610)
Net increase (decrease) in net assets
from capital share transactions	(5,130,155)	35,289,873

Total Increase (Decrease) in Net Assets	(4,191,610)	34,901,960

Net Assets
Beginning of period	34,901,960	—
End of period	$30,710,350	$34,901,960

Accumulated Net Investment Income	$45,606	$52,731

(1)	The Institutional Class shares commenced operations on August 31, 2011.

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30, 2012	November 30, 2011(1)
Net Asset Value, Beginning of Period	$9.90	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.34	0.02
Net realized and unrealized
gain (loss) on investments	0.26	(0.12)
Total from investment operations	0.60	(0.10)
Less distributions paid:
From net investment income	(0.30)	—
Total distributions paid	(0.30)	—
Net Asset Value, End of Period	$10.20	$9.90
Total Return(3)	6.11%	-1.00%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$30,710	$34,902
Ratio of expenses to average net assets:
Before waiver and expense
reimbursement(4)	1.17%	1.46%
After waiver and expense
reimbursement(4)	0.99%	0.99%
Ratio of net investment income to
average net assets:
Before waiver and expense
reimbursement(4)	3.15%	0.53%
After waiver and expense
reimbursement(4)	3.33%	1.00%
Portfolio turnover rate(3)	40.55%	1.71%

(1)	The Institutional Class shares commenced operations on August 31, 2011.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements
November 30, 2012

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Roosevelt Strategic Income Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is total return – income generation with capital appreciation, while managing downside risk. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund’s registration statement became effective on June 9, 2011.  The Institutional share class commenced operations on August 31, 2011.  As of the date of this report, the Investor share class has not commenced operations.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single class of shares. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by The Roosevelt Investment Group, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”), including preferred stocks and exchange traded funds, will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Fixed income securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements (Continued)
November 30, 2012

Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The fair value of fixed income securities is estimated using various valuation techniques including models that consider estimated cash flows and maturity.  Additional inputs such as the security and the creditworthiness of the underlying issuer and quotes from outside brokers for the same or similar issuances in developing its estimates of fair value are considered.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements (Continued)
November 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income:*
Convertible Bonds	$—	$1,020,510	$—	$1,020,510
Corporate Bonds	—	20,354,011	—	20,354,011
Foreign Corporate Bonds	—	2,999,647	—	2,999,647
U.S. Treasury Obligations	—	2,744,122	—	2,744,122
Foreign Government Bonds	—	772,364	—	772,364
Total Fixed Income	—	27,890,654	—	27,890,654
Equity:
Exchange-Traded Funds	1,733,202	—	—	1,733,202
Total Equity	1,733,202	—	—	1,733,202
Short-Term Investments	517,647	—	—	517,647
Total Investments
in Securities	$2,250,849	$27,890,654	$—	$30,141,503

*	See the Schedule of Investments for current industry classifications as of November 30, 2012.

The Fund did not hold any investments during the year ended November 30, 2012 with significant unobservable inputs which would be classified as Level 3.  During the year ended November 30, 2012, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the year ended November 30, 2012.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held.  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S.

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements (Continued)
November 30, 2012

dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Federal Income Taxes

The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30, 2012) plus undistributed amounts, if any, from prior years.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements (Continued)
November 30, 2012

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund does not charge a redemption fee.  Therefore, the offering and redemption price per share are equal to the Fund’s net asset value per share.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended November 30, 2012 and November 30, 2011 were as follows:

Ordinary
Income
November 30, 2012	$987,153
November 30, 2011	$—

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements (Continued)
November 30, 2012

As of November 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$28,476,058
Gross tax unrealized appreciation	$1,754,304
Gross tax unrealized depreciation	(89,250)
Net tax unrealized appreciation	1,665,054
Undistributed ordinary income	68,649
Undistributed long-term capital gain	—
Total distributable earnings	68,649
Other accumulated losses	(1,183,071)
Total accumulated gains	$550,632

The tax basis of investments for tax and financial reporting purposes differs principally due to the timing of income generated from certain underlying investments.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2012, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$(138,721)
Accumulated Net Realized Gain/(Loss)	$138,721

At November 30, 2012, the Fund had a short-term capital loss carryforward of $1,183,071, which will be carried forward indefinitely to offset future realized capital gains.

On December 28, 2012, the Fund declared and paid a distribution from ordinary income of $188,405 to shareholders of record as of December 27, 2012.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through August 31, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements (Continued)
November 30, 2012

short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 0.99% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional share class. For the year ended November 30, 2012, expenses of $61,392 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

November 30, 2014	$37,493
November 30, 2015	$61,392

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended November 30, 2012, the Fund did not accrue any expenses pursuant to the 12b-1 Plan since the Investor share class has not yet commenced operations.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and the Fund’s accountant under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended November 30, 2012, the Fund incurred $79,403 in administration and fund accounting fees.  At November 30, 2012, the Administrator and fund accountant were owed fees of $5,553.

USBFS also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended November 30, 2012, the Fund incurred $22,068 and $16,870 in transfer agency and custody fees, respectively.  At November 30, 2012, fees of $2,292 and $1,406 were owed for transfer agency and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

ROOSEVELT STRATEGIC INCOME FUND
Notes to Financial Statements (Continued)
November 30, 2012

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended November 30, 2012, the Fund was allocated $9,990 of the Trust’s Chief Compliance Officer fee.  At November 30, 2012, fees of $828 were owed by the Fund for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	November 30, 2012	November 30, 2011(1)
Shares sold	193,138	3,972,324
Shares reinvested	97,763	—
Shares redeemed	(806,168)	(445,178)
Net increase (decrease)	(515,267)	3,527,146

(1)	The Fund commenced operations on August 31, 2011.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2012, were as follows:

	Purchases	Sales
U.S. Government Securities	$1,619,314	$2,307,802
Other	$10,892,950	$14,544,050

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2012, Charles Schwab and TD Ameritrade, for the benefit of their customers, held 27% and 73%, respectively, of the Fund’s outstanding shares.

ROOSEVELT STRATEGIC INCOME FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Roosevelt Strategic Income Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, of Roosevelt Strategic Income Fund (the “Fund”), a series of the Trust for Professional Managers, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Strategic Income Fund as of November 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2013

ROOSEVELT STRATEGIC INCOME FUND
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ROOSEVELT STRATEGIC INCOME FUND
Additional Information
(Unaudited)

Tax Information

The Roosevelt Strategic Income Fund designated 6.15% of its ordinary income distribution for the year ended November 30, 2012 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2012, 4.70% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Roosevelt Strategic Income Fund designated 0% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended November 30, 2012.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-829-4337.

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Independent Trustees

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette University		(an open-end
			(2004–present).		investment
					company with
					two portfolios).

ROOSEVELT STRATEGIC INCOME FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	26	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing	26	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 69		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		Fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager, Ramius
			and CCO, Granum		IDF, LLC (two
			Securities, LLC		closed-end
			(a broker-dealer)		investment
			(1997–2007).		companies).

Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age: 50	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

ROOSEVELT STRATEGIC INCOME FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 55	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since Sept.
	Officer	10, 2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC	N/A	N/A
Age: 33		2005	(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 38		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)
Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-829-4337. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 800-829-4337, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-829-4337 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

ROOSEVELT STRATEGIC INCOME FUND

Investment Adviser	The Roosevelt Investment Group, Inc.
317 Madison Avenue
Suite 1004
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on February 6, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/12	FYE 11/30/11
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/12	FYE 11/30/11
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/12	FYE 11/30/11
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on February 6, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 7, 2013

By (Signature and Title)*        /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 7, 2013

* Print the name and title of each signing officer under his or her signature.